PROSPECTUS

MARCH 1, 2012, AS REVISED APRIL 24, 2012

DWS Global Income Builder Fund (formerly DWS Balanced Fund)
CLASS/TICKER                                             A   KTRAX    B   KTRBX    C   KTRCX    INST   KTRIX    S   KTRSX

(Class B shares are closed to new investment)

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


TABLE OF CONTENTS

DWS GLOBAL INCOME BUILDER FUND

Payments to Broker-Dealers and
Other Financial Intermediaries.....................  6
FUND DETAILS
Additional Information About Fund Strategies and

INVESTING IN THE FUND

 YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR
 GUARANTEED BY THE
     FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY,
 ENTITY OR PERSON.
-------------------------------------------------------------------------------


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

DWS GLOBAL INCOME BUILDER FUND

(formerly DWS Balanced Fund)

INVESTMENT OBJECTIVE

The fund seeks to maximize income while maintaining prospects for capital appreciation.

FEES AND EXPENSES OF THE FUND

These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 13) and Purchase and Redemption
of Shares in the fund's Statement of Additional Information (SAI) (p. II-15).

SHAREHOLDER FEES (paid directly from your investment)

                                              A          B          C    INST      S
                                     ----------  ---------  ---------  ------  -----

Maximum sales charge (load)
imposed on purchases, as % of
offering price                           5.75      None       None     None    None
------------------------------------     ----      --         --       ------  -----
Maximum deferred sales charge
(load), as % of redemption proceeds     None     4.00       1.00       None    None
------------------------------------    -----    ----       ----       ------  -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

                                           A          B          C        INST           S
                                   ---------  ---------  ---------  ----------  ----------

Management fee                         0.37       0.37       0.37       0.37        0.37
----------------------------------     ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                           0.25       1.00       1.00      None        None
----------------------------------     ----       ----       ----      -----       -----
Other expenses                         0.31       0.52       0.38       0.24        0.36
----------------------------------     ----       ----       ----      -----       -----
Acquired funds (underlying funds)
fees and expenses                      0.03       0.03       0.03       0.03        0.03
----------------------------------     ----       ----       ----      -----       -----
TOTAL OPERATING EXPENSES               0.96       1.92       1.78       0.64        0.76
----------------------------------     ----       ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEARS           A         B         C    INST       S
-------  --------  --------  --------  ------  ------

1        $ 667     $ 595     $ 281     $65     $78
--       -----     -----     -----     ---     ---
3          863       903       560     205     243
--       -----     -----     -----     ---     ---
5        1,075     1,237       964     357     422
--       -----     -----     -----     ---     ---
10       1,685     1,763     2,095     798     942
--       -----     -----     -----     ---     ---

You would pay the following expenses if you did not redeem your shares:

YEARS           A         B         C    INST       S
-------  --------  --------  --------  ------  ------

1        $ 667     $ 195     $ 181     $65     $78
--       -----     -----     -----     ---     ---
3          863       603       560     205     243
--       -----     -----     -----     ---     ---
5        1,075     1,037       964     357     422
--       -----     -----     -----     ---     ---
10       1,685     1,763     2,095     798     942
--       -----     -----     -----     ---     ---

Class B converts to Class A after six years; the Example for Class B reflects
Class A fees after the conversion.

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.

Portfolio turnover rate for fiscal year 2011: 137%.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common

PROSPECTUS April 24, 2012                       DWS Global Income Builder Fund

stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country
(including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least
40% of the fund's net assets. The fund invests at least 25% of net assets in fixed income senior securities.

MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories. Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy. Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques.

DERIVATIVES. Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities, and futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, portfolio management generally may use credit default swaps, to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio. Portfolio management generally may also use commodity-linked derivatives to gain exposure to commodities.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.
Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

DIVIDEND-PAYING STOCK RISK. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, if the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks.
To the extent

PROSPECTUS April 24, 2012                       DWS Global Income Builder Fund

the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments

PROSPECTUS April 24, 2012                       DWS Global Income Builder Fund

may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.

CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

INFRASTRUCTURE-RELATED COMPANIES. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

PAST PERFORMANCE

How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results.
All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.

Effective March 1, 2012, the fund's investment strategies changed. The fund's past performance may have been different if the fund was managed using the current investment strategies.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.

[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

   2002       2003       2004      2005      2006      2007       2008       2009       2010     2011
  -15.67      17.21      6.14      3.97      9.84      4.43       -27.38     22.59      10.89    -1.69

Best Quarter: 12.63%, Q2 2009   Worst Quarter: -14.97%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2011 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Class S index comparison began on 3/31/05.

PROSPECTUS April 24, 2012                       DWS Global Income Builder Fund

                                   CLASS           1           5         10
                               INCEPTION        YEAR       YEARS      YEARS
                             -----------  ----------  ----------  ---------

CLASS A before tax            3/2/1964        -7.34       -0.91       1.36
---------------------------  ---------       ------      ------       ----
  After tax on
  distributions()                             -7.61       -1.52       0.73
  After tax on distribu-
  tions and sale of fund
  shares                                      -4.54       -1.03       0.85
---------------------------  ---------       ------      ------       ----
CLASS B before tax           5/31/1994        -5.59       -0.56       1.29
---------------------------  ---------       ------      ------       ----
CLASS C before tax           5/31/1994        -2.60       -0.58       1.11
---------------------------  ---------       ------      ------       ----
INST CLASS before tax         7/3/1995        -1.54       0.56        2.27
---------------------------  ---------       ------      ------       ----
RUSSELL 1000 INDEX
(reflects no deduction for
fees, expenses or taxes)                      1.50        -0.02       3.34
---------------------------  ---------       ------      ------       ----
BARCLAYS U.S. AGGREGATE
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                            7.84        6.50        5.78
---------------------------  ---------       ------      ------       ----
S&P TARGET RISK
MODERATE INDEX (reflects
no deduction for fees,
expenses or taxes)                            2.26        2.15        4.83
---------------------------  ---------       ------      ------       ----

                                   CLASS           1          5       SINCE
                               INCEPTION        YEAR      YEARS   INCEPTION
                             -----------  ----------  ---------  ----------

CLASS S before tax           3/11/2005        -1.48      0.48        2.44
---------------------------  ---------       ------     -----        ----
RUSSELL 1000 INDEX
(reflects no deduction for
fees, expenses or taxes)                      1.50       -0.02       3.35
---------------------------  ---------       ------     ------       ----
BARCLAYS U.S. AGGREGATE
BOND INDEX (reflects no
deduction for fees,
expenses or taxes)                            7.84       6.50        5.89
---------------------------  ---------       ------     ------       ----
S&P TARGET RISK
MODERATE INDEX (reflects
no deduction for fees,
expenses or taxes)                            2.26       2.15        4.06
---------------------------  ---------       ------     ------       ----

The Advisor believes the additional Barclays U.S. Aggregate Bond Index and S&P
Target Risk Moderate Index reflect typical fund asset allocations and represent the fund's overall investment process.

MANAGEMENT

INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.

PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2008.

FABIAN DEGEN, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2012.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INITIAL INVESTMENT ($)

                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------

A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section
529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. Because
Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.

TO PLACE ORDERS

MAIL           New Accounts             DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B, C or Institutional Class
                                        shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET

Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.

Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.

TAX INFORMATION

The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.

PROSPECTUS April 24, 2012                       DWS Global Income Builder Fund

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend

the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

PROSPECTUS April 24, 2012                       DWS Global Income Builder Fund

FUND DETAILS

ADDITIONAL INFORMATION ABOUT FUND STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The fund seeks to maximize income while maintaining prospects for capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

MAIN INVESTMENTS. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs).
The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund's net assets. The fund invests at least 25% of net assets in fixed income senior securities.

MANAGEMENT PROCESS. Portfolio management allocates the fund's assets among various asset categories. Portfolio management periodically reviews the fund's allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's overall investment strategy. Within each asset category, portfolio management uses one or more investment strategies for selecting equity and debt securities. Each investment strategy is managed by a team that specializes in a particular asset category, and that may use a variety of quantitative and qualitative techniques.

Examples of the fund's asset categories are US and foreign equity of any size and style (including emerging market equity), and US and foreign fixed income of any credit quality (including emerging market bonds and inflation indexed bonds). Some asset categories may be represented by ETFs.

DERIVATIVES. Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to hedge the fund's exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities, and futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, portfolio management generally may use credit default swaps, to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio. Portfolio management generally may also use commodity-linked derivatives to gain exposure to commodities.

The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

MAIN RISKS

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other governmental agency.

ASSET ALLOCATION RISK. Portfolio management may favor one or more types of investments or assets that underperform other investments, assets, or securities markets as a whole. Anytime portfolio management buys or sells securities in order to adjust the fund's asset allocation this will increase portfolio turnover and generate transaction costs.

PROSPECTUS April 24, 2012                                         Fund Details

STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.

SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.
Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.

DIVIDEND-PAYING STOCK RISK. As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, if the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected.

FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets.
Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.

Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

REGIONAL FOCUS RISK. Focusing investments in a single country or few countries, or regions, involves increased currency, political, regulatory and other risks.
To the extent the fund focuses its investments, market swings in such a targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1%
rise in interest rates means a 1% fall in value for every year of duration.)

PROSPECTUS April 24, 2012                                         Fund Details

INFLATION-INDEXED BOND RISK. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. The fund's actual returns could fail to match the real rate of inflation.

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected
(prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

ETF RISK. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.

Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index
ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.

FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund's net asset value.

IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.

COMMODITIES-RELATED INVESTMENTS RISK. The commodities-linked derivatives instruments in which the fund invests tend to be more volatile than many other types of securities and may subject the fund to special risks that do not apply to all derivatives transactions.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables linked to changes in the value of commodities or the commodities markets. The value of

PROSPECTUS April 24, 2012                                         Fund Details

commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price. The fund's ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.

CURRENCY STRATEGIES RISK. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management's proprietary models. If portfolio management's analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies.

As part of the currency strategies, the fund will have substantial exposure to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund's exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

INFRASTRUCTURE-RELATED COMPANIES. Infrastructure-related companies can be affected by various factors, including general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments and will depend on the value of the underlying properties or the underlying loans or interest. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.

The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o  When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to
   100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2)
   other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3)
   commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o  The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.

                                       10
PROSPECTUS April 24, 2012                                         Fund Details

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that the fund will achieve its investment objective.

A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or after the last day of the following month.
More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange
Commission for the period that includes the date as of which the posted information is current. In addition, the fund's top ten equity holdings and other fund information is posted on www.dws-investments.com as of the calendar quarter-end on or after the 10th calendar day following quarter-end. The fund's
Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. The Advisor and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust
Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                    FEE PAID
--------------------------  ---------

DWS Global Income Builder
Fund                           0.37%
--------------------------     ----

A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended October 31 (see "Shareholder reports" on the back cover).

Under a separate administrative services agreement between the fund and the
Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under "Other expenses."

MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The
Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within
90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.

                                       11
PROSPECTUS April 24, 2012                                         Fund Details

The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the
Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the
Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor).
The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.

MANAGEMENT

DWS GLOBAL INCOME BUILDER FUND

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o  Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

o  Portfolio Manager for Retail Fixed Income: New York.

o  BIS, University of Minnesota.

THOMAS SCHUESSLER, PHD., MANAGING DIRECTOR. Portfolio Manager of the fund.
Joined the fund in 2008.

o  Joined Deutsche Asset Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

o  US and Global Fund Management: Frankfurt.

o  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

FABIAN DEGEN, ASSISTANT VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2012.

o  Joined Deutsche Asset Management in 2007.

o  Portfolio manager for Value Equity: Frankfurt.

o  US and Global Fund Management: Frankfurt.

o  Bachelor of International Business Administration in Investments & Finance
   from International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                       12
PROSPECTUS April 24, 2012                                         Fund Details

INVESTING IN THE FUND

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o  CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o  INSTITUTIONAL CLASS SHARES AND CLASS S SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

CHOOSING A SHARE CLASS

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.

We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.

 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE

 CLASS A
 o Sales charge of up to 5.75%        o Some investors may be able to
   charged when you buy shares          reduce or eliminate their sales
                                        charge; see "Class A shares"
 o In most cases, no charge when
   you sell shares                    o Total annual expenses are
                                        lower than those for Class B or
 o Up to 0.25% annual share-            Class C
   holder servicing fee
                                      o Distributions are generally
                                        higher than Class B or Class C
 CLASS B
 o No sales charge when you buy       o The deferred sales charge rate
   shares                               falls to zero after six years
 o Closed to new investment           o Shares automatically convert to
                                        Class A after six years, which
 o Deferred sales charge declining      means lower annual expenses
   from 4.00%, charged when you         going forward
   sell shares you bought within
   the last six years                 o Distributions are generally
                                        lower than Class A
 o 0.75% annual distribution fee
   and up to 0.25% annual share-
   holder servicing fee
 CLASS C
 o No sales charge when you buy      o The first year deferred sales
   shares                              charge rate is lower for Class C
                                       shares than Class B shares, but
 o Deferred sales charge of            your shares never automatically
   1.00%, charged when you sell        convert to Class A, so annual
   shares you bought within the        expenses remain higher than
   last year
                                     Class A
 o 0.75% annual distribution fee     o Distributions are generally
   and up to 0.25% annual share-       lower than Class A
   holder servicing fee
                                     o Maximum investment applies
 INSTITUTIONAL CLASS
 o No sales charge when you buy      o Only available to certain institu-
   shares and no deferred sales        tional investors; typically
   charge when you sell shares         $1,000,000 minimum initial
                                       investment
                                     o Distributions are generally
                                       higher than Class A, B and C,
                                       and may be higher than Class
                                       S, depending on relative
                                       expenses
 CLASS S
 o No sales charge when you buy      o Limited availability, see "Eligi-
   shares and no deferred sales        bility Requirements" under
   charge when you sell shares         "Class S Shares"

CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

                                       13
PROSPECTUS April 24, 2012                                Investing in the Fund

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have an up-front sales charge that varies with the amount you invest:

                               FRONT-END SALES       FRONT-END SALES
                                   CHARGE AS %   CHARGE AS % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)     NET INVESTMENT(2)
--------------------  ------------------------  --------------------

Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more                 see below              see below
--------------------  ------------------------  --------------------

(1)   The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2)   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o  you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next
   24 months (Letter of Intent)

o  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount)

o  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

For more information about sales charge discounts, please visit
www.dws-investments.com (click on the link entitled "Fund Sales Charge and
Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of
Additional Information.

IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES
CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of
Additional Information.

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy
Class A shares without a sales charge ("Large Order NAV Purchase Privilege").
However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell.

FOR THE FUND, investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a CDSC of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

                                       14
PROSPECTUS April 24, 2012                                Investing in the Fund

CLASS B SHARES

Class B shares of the fund are closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions from Class B shares of another fund).

With Class B shares, you pay no up-front sales charge to the fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher
(and their performance correspondingly lower) compared to Class A shares.
However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------

First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------
                                                    Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Except as noted above, no new purchases of Class B shares are allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan.

The closing of the Class B shares does not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in this prospectus, subject to any applicable CDSC; or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares currently held will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.

Purchases by shareholders under Class B shares automatic investment plans
("AIPs") established on or prior to December 1, 2009 are automatically continuing with Class A shares. Such shareholders are permitted to purchase
Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they have been identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union
("non-DWS AIP"). Shareholders with a non-DWS AIP established prior to December
1, 2009 are responsible for contacting DWS Investments at (800) 621-1048 to ensure that their account has been identified as an AIP in order to benefit from this privilege and to avoid having their purchase orders rejected.

Additionally, certain employer-sponsored employee benefit plans (known as "DWS
Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that were previously purchasing
Class B shares instead are purchasing Class A shares at net asset value, without a sales charge.

CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.

With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------

First year                     1.00%
------------------------------ ----
Second year and later                             None
------------------------------                    ----

This CDSC is waived under certain circumstances (see "Policies About
Transactions"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

                                       15
PROSPECTUS April 24, 2012                                Investing in the Fund

Orders to purchase Class C shares in excess of $500,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-
sponsored employee benefit plans.

INSTITUTIONAL CLASS SHARES

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.

ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):

o  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan.

o  A plan administered as a college savings plan under Section 529 of the
   Internal Revenue Code.

o  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM

The minimum initial investment is waived for:

o  Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o  Registered investment advisors who trade through platforms approved by the
   Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account that meets or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

The fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional
Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular plan or program may not on its own meet such minimum amount.

CLASS S SHARES

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below.
The following investors may purchase Class S shares of DWS funds either (i)
directly from DWS Investments Distributors, Inc. ("DIDI"), the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31,
2004:

o  Existing shareholders of Class S shares of any DWS fund and household members residing at the same address may purchase Class S shares of such fund and may open new individual accounts for Class S shares of any DWS fund. (This provision applies to persons who in the future become Class S shareholders under one of the eligibility provisions in this paragraph but is not applicable to investors or participants holding Class S shares through the fee based, retirement or other programs or plans referred to in the next paragraph unless otherwise provided below.)

                                       16
PROSPECTUS April 24, 2012                                Investing in the Fund

o  A person who certifies that they are a participant in a "DWS retirement plan" may purchase Class S shares apart from the participant's plan. For this purpose, a DWS retirement plan is defined as an employer sponsored employee benefit plan made available through ADP, Inc. and/or its affiliates, or ExpertPlan, Inc. under an alliance between one of these two firms and DWS Investments or its affiliates.

o  A person who certifies that they are a participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares apart from the participant's plan.

o  Any participant in any employer sponsored retirement, employee stock, bonus, pension or profit sharing plan may purchase Class S shares in connection with a rollover of a distribution from a plan to a DWS Investments IRA made through a rollover facilitator having a relationship with DWS Investments.

o  Class S shares are available to accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Target Date
     Series or other funds-of-funds managed by the Advisor or its affiliates.

o  A person who certifies that they are a former employee of the Advisor or one of its affiliates may purchase Class S shares in connection with a rollover of a distribution from a Deutsche Bank employee benefit plan to a DWS
   Investments IRA.

   o  Fund Board Members and their family members and full-time employees of the Advisor and its affiliates and their family members may purchase Class
   S shares.

The following additional investors may purchase Class S shares of DWS funds in connection with certain programs or plans.

o  Broker-dealers, banks and registered investment advisors ("RIAs") in connection with a comprehensive or "wrap" fee program or other fee based program.

o  Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o  Plans administered as college savings plans under Section 529 of the
   Internal Revenue Code.

o  Persons who purchase shares through a Health Savings Account or a Voluntary
   Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

BUYING, EXCHANGING AND SELLING SHARES

The following information applies to Class A, B, C, Institutional and S shares.

TO CONTACT DWS INVESTMENTS

BY PHONE

CLASS         NUMBER
------------  ---------------

A B C INST    (800) 621-1048
------------  ---------------
S             (800) 728-3337
------------  ---------------

BY MAIL

TYPE               ADDRESS
-----------------  ------------------------------------------------

EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64105-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557

HOW TO BUY SHARES

Please note that your account cannot be opened until we receive a completed account application.

MINIMUM INITIAL INVESTMENT ($)

                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------

A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section
529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. Because
Class B shares are closed to new investment, existing Class B shareholders may purchase Class A and C shares with a minimum initial investment of $50. The minimum additional investment in all other instances is $50.

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.

                                       17
PROSPECTUS April 24, 2012                                Investing in the Fund

BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.

Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

BY AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR INSTITUTIONAL CLASS SHARES)

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. The maximum Automatic
Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. The fund may immediately terminate a shareholder's Automatic
Investment Plan in the event that any item is unpaid by the shareholder's financial institution.

OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.

BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments
using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing
House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.

ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at
www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).

BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy
shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m.
Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

WIRE DETAILS

Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
----------------
                 applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

HOW TO EXCHANGE SHARES

REQUIREMENTS AND LIMITS

CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------

A B C   1,000 minimum into new non-IRA accounts per
-------
        fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
-------
        50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
-------
        fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more,

                                       18
PROSPECTUS April 24, 2012                                Investing in the Fund

you may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.

BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.

HOW TO SELL SHARES

REQUIREMENTS AND LIMITS

        SELLING SHARES ($)
        --------------------------------------------

A B C   Check redemption:
-------
        Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Classes A, B and C
------- --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.

BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.

OTHER WAYS TO SELL SHARES

The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.

BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the
Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.

ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.

BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.

Some redemptions can only be ordered in writing with a Medallion Signature
Guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.

BY WIRE. You may sell shares by wire only if your account is authorized to do
so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform
DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.

FINANCIAL INTERMEDIARY SUPPORT PAYMENTS

The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or
their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally

                                       19
PROSPECTUS April 24, 2012                                Investing in the Fund

through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the
Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from
0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of up to $250,000, or any combination thereof.
These amounts are subject to change at the discretion of the Advisor, the
Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's
Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

POLICIES ABOUT TRANSACTIONS

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m.
Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you

                                       20
PROSPECTUS April 24, 2012                                Investing in the Fund

open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the share price next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

With certain limited exceptions, only US residents may invest in the fund.

Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time.
Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

SUB-MINIMUM BALANCES FOR CLASS A, B AND C. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.

SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic
Investment Plan funded with $50 or more per month in subsequent investments);
or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in
DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i)
accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.

MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations."
Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund,

                                       21
PROSPECTUS April 24, 2012                                Investing in the Fund

through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same DWS fund
(excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling
12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account (e.g., such as when the Advisor has determined that the transactions were not abusive or harmful to the fund). The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but a redemption from a DWS Fund may be subject to that DWS Fund's redemption fee policy, to the extent applicable.

The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.

The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the
Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The
Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity.
Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

The fund's market timing policies and procedures may be modified or terminated at any time.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.

TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

                                       22
PROSPECTUS April 24, 2012                                Investing in the Fund

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so.
Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.

SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may
require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.

WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.

There are certain cases in which you may be exempt from a CDSC. These include:

o  The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o  Withdrawals made through an automatic withdrawal plan up to a maximum of 12%
   per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o  Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o  For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or
Shareholder Services can answer your questions and help you determine if you are eligible.

IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN
DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, except for
Class B shares, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.

Investors who sold Class B shares may buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of

                                       23
PROSPECTUS April 24, 2012                                Investing in the Fund

this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class S shares of the same fund.

CLASS C TO CLASS A, CLASS S OR INSTITUTIONAL CLASS IN THE SAME FUND EXCHANGE
PRIVILEGE. Investors who either (i) have invested in Class C shares through a comprehensive or "wrap" fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in
Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares,
Class S shares or Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Class A shares, Class S shares or Institutional Class shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares, Class S shares or Institutional Class shares of the same fund.

MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

HOW THE FUND CALCULATES SHARE PRICE

To calculate net asset value, or NAV, each share class uses the following equation:

        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for
Class A shares it will be adjusted to allow for any applicable sales charge
(see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see
"Choosing a Share Class").

WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT
PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use
methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")

TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN
FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and

                                       24
PROSPECTUS April 24, 2012                                Investing in the Fund

you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or CDSC);
   you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or
   1% of the value of the fund's net assets, whichever is less

o  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

THE FUND INTENDS TO PAY DIVIDENDS to its shareholders in March, June, September and December. Distributions from realized capital gains are paid annually, usually in December. The fund may distribute at other times as needed.

Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.

BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX
CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

 GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:

 DISTRIBUTIONS FROM THE FUND
 o    gains from the sale of        o gains from the sale of securi-
securi-
   ties held (or treated as held)   ties held by the fund for one
   by the fund for more than        year or less
   one year                         o all other taxable income
 o    qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o    gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less

ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO
FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally

                                       25
PROSPECTUS April 24, 2012                                Investing in the Fund

be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.

Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

For taxable years beginning before January 1, 2013, distributions to individuals and other noncorporate shareholders of investment income reported by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

For taxable years beginning before January 1, 2013, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate is scheduled to return to 20%, unless Congress enacts legislation providing otherwise.

YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH
YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

Effective for taxable years beginning on or after January 1, 2013, the net investment income of individuals, estates and trusts will be subject to a new
3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by the fund, and net capital gains recognized on the sale, redemption or exchange of shares of the fund.

IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.

If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.

CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.

The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of
Additional Information.

                                       26
PROSPECTUS April 24, 2012                                Investing in the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS GLOBAL INCOME BUILDER FUND - CLASS A

                                                                            YEARS ENDED OCTOBER 31,
                                                     2011        2010          2009              2008              2007
                                                  ----------  ----------  --------------  -----------------  ----------------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.85     $  8.10      $   7.11         $   10.25          $   9.70
------------------------------------------------   -------     -------      --------         ---------          --------
Income (loss) from investment operations:
  Net investment income(a)                             .14         .13           .16               .23               .26
------------------------------------------------   -------     -------      --------         ---------          --------
  Net realized and unrealized gain (loss)              .05         .86           .96            (3.05)              .61
------------------------------------------------   -------     -------      --------         ---------          --------
  TOTAL FROM INVESTMENT OPERATIONS                     .19         .99          1.12            (2.82)              .87
------------------------------------------------   -------     -------      --------         ---------          --------
Less distributions from:
  Net investment income                              ( .13)      ( .17)        ( .13)           (  .23)           (  .32)
------------------------------------------------   -------     -------      --------         ---------          --------
  Net realized gains                                     -       ( .07)            -            (  .05)                -
------------------------------------------------   -------     -------      --------         ---------          --------
  Tax return of capital                                  -           -             -            (  .04)                -
------------------------------------------------   -------     -------      --------         ---------          --------
  TOTAL DISTRIBUTIONS                                ( .13)      ( .24)        ( .13)           (  .32)           (  .32)
------------------------------------------------   -------     -------      --------         ---------          --------
NET ASSET VALUE, END OF PERIOD                     $  8.91     $  8.85      $   8.10         $    7.11          $  10.25
------------------------------------------------   -------     -------      --------         ---------          --------
Total Return (%)(b)                                   2.11       12.44         15.93 (c)        (28.25)(c)          9.08 (c)
------------------------------------------------   -------     -------      --------         ---------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                 780         874           885               815             1,299
------------------------------------------------   -------     -------      --------         ---------          --------
Ratio of expenses before expense reductions (%)        .93         .97           .98               .99               .92
-------------------------------------------------  -------     -------      --------         ---------          --------
Ratio of expenses after expense reductions (%)         .93         .97           .97               .96               .92
-------------------------------------------------  -------     -------      --------         ---------          --------
Ratio of net investment income (%)                    1.58        1.51          2.24              2.51              2.59
-------------------------------------------------  -------     -------      --------         ---------          --------
Portfolio turnover rate (%)                            137         251           204               276               188
-------------------------------------------------  -------     -------      --------         ---------          --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.

                                       27
PROSPECTUS April 24, 2012                                 Financial Highlights

DWS GLOBAL INCOME BUILDER FUND - CLASS B

                                                                            YEARS ENDED OCTOBER 31,
                                                     2011        2010          2009              2008              2007
                                                  ----------  ----------  --------------  -----------------  ----------------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.85     $  8.11      $   7.15         $   10.30          $   9.75
------------------------------------------------   -------     -------      --------         ---------          --------
Income (loss) from investment operations:
  Net investment income(a)                             .06         .04           .11               .22               .24
------------------------------------------------   -------     -------      --------         ---------          --------
  Net realized and unrealized gain (loss)              .03         .87           .95            (3.07)              .60
------------------------------------------------   -------     -------      --------         ---------          --------
  TOTAL FROM INVESTMENT OPERATIONS                     .09         .91          1.06            (2.85)              .84
------------------------------------------------   -------     -------      --------         ---------          --------
Less distributions from:
  Net investment income                              ( .03)      ( .10)        ( .10)           (  .21)           (  .29)
------------------------------------------------   -------     -------      --------         ---------          --------
  Net realized gains                                     -       ( .07)            -            (  .05)                -
------------------------------------------------   -------     -------      --------         ---------          --------
  Tax return of capital                                  -           -             -            (  .04)                -
------------------------------------------------   -------     -------      --------         ---------          --------
  TOTAL DISTRIBUTIONS                                ( .03)      ( .17)        ( .10)           (  .30)           (  .29)
------------------------------------------------   -------     -------      --------         ---------          --------
NET ASSET VALUE, END OF PERIOD                     $  8.91     $  8.85      $   8.11         $    7.15          $  10.30
------------------------------------------------   -------     -------      --------         ---------          --------
Total Return (%)(b)                                   1.06       11.25         15.19 (c)        (28.34)(c)          8.79 (c)
------------------------------------------------   -------     -------      --------         ---------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                   6          10            17                22                52
------------------------------------------------   -------     -------      --------         ---------          --------
Ratio of expenses before expense reductions (%)       1.89        2.00          1.90              1.90              1.89
-------------------------------------------------  -------     -------      --------         ---------          --------
Ratio of expenses after expense reductions (%)        1.89        2.00          1.69              1.13              1.13
-------------------------------------------------  -------     -------      --------         ---------          --------
Ratio of net investment income (%)                     .62         .48          1.51              2.34              2.37
-------------------------------------------------  -------     -------      --------         ---------          --------
Portfolio turnover rate (%)                            137         251           204               276               188
-------------------------------------------------  -------     -------      --------         ---------          --------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.

DWS GLOBAL INCOME BUILDER FUND - CLASS C

                                                                       YEARS ENDED OCTOBER 31,
                                                     2011        2010        2009            2008           2007
                                                  ----------  ----------  ----------  -----------------  ----------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.84     $  8.08     $  7.10       $   10.22        $  9.68
------------------------------------------------   -------     -------     -------       ---------        -------
Income (loss) from investment operations:
  Net investment income(a)                             .07         .06         .10             .15            .18
------------------------------------------------   -------     -------     -------       ---------        -------
  Net realized and unrealized gain (loss)              .03         .87         .94          (3.03)           .59
------------------------------------------------   -------     -------     -------       ---------        -------
  TOTAL FROM INVESTMENT OPERATIONS                     .10         .93        1.04          (2.88)           .77
------------------------------------------------   -------     -------     -------       ---------        -------
Less distributions from:
  Net investment income                              ( .05)      ( .10)      ( .06)         (  .15)        (  .23)
------------------------------------------------   -------     -------     -------       ---------        -------
  Net realized gains                                     -       ( .07)          -          (  .05)             -
------------------------------------------------   -------     -------     -------       ---------        -------
  Tax return of capital                                  -           -           -          (  .04)             -
------------------------------------------------   -------     -------     -------       ---------        -------
  TOTAL DISTRIBUTIONS                                ( .05)      ( .17)      ( .06)         (  .24)        (  .23)
------------------------------------------------   -------     -------     -------       ---------        -------
NET ASSET VALUE, END OF PERIOD                     $  8.89     $  8.84     $  8.08       $    7.10        $ 10.22
------------------------------------------------   -------     -------     -------       ---------        -------
Total Return (%)(b)                                   1.16       11.49       15.11          (28.85)(c)       8.05
------------------------------------------------   -------     -------     -------       ---------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------   -------
Net assets, end of period ($ millions)                  19          21          22              18             31
------------------------------------------------   -------     -------     -------       ---------        -------
Ratio of expenses before expense reductions (%)       1.75        1.79        1.81            1.82           1.75
-------------------------------------------------  -------     -------     -------       ---------        -------
Ratio of expenses after expense reductions (%)        1.75        1.79        1.81            1.82           1.75
-------------------------------------------------  -------     -------     -------       ---------        -------
Ratio of net investment income (%)                     .76         .68        1.39            1.65           1.75
-------------------------------------------------  -------     -------     -------       ---------        -------
Portfolio turnover rate (%)                            137         251         204             276            188
-------------------------------------------------  -------     -------     -------       ---------        -------

(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c)        Total return would have been lower had certain expenses not been reduced.

                                       28
PROSPECTUS April 24, 2012                                 Financial Highlights

DWS GLOBAL INCOME BUILDER FUND - INSTITUTIONAL CLASS

                                                                          YEARS ENDED OCTOBER 31,
                                                     2011        2010        2009            2008              2007
                                                  ----------  ----------  ----------  -----------------  ----------------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------            -
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.86     $  8.11     $  7.12       $   10.26          $   9.72
------------------------------------------------   -------     -------     -------       ---------          --------
Income (loss) from investment operations:
  Net investment income(a)                             .17         .16         .19             .26               .29
------------------------------------------------   -------     -------     -------       ---------          --------
  Net realized and unrealized gain (loss)              .04         .87         .95          (3.06)              .60
------------------------------------------------   -------     -------     -------       ---------          --------
  TOTAL FROM INVESTMENT OPERATIONS                     .21        1.03        1.14          (2.80)              .89
------------------------------------------------   -------     -------     -------       ---------          --------
Less distributions from:
  Net investment income                              ( .16)      ( .21)      ( .15)         (  .25)           (  .35)
------------------------------------------------   -------     -------     -------       ---------          --------
  Net realized gains                                     -       ( .07)          -          (  .05)                -
------------------------------------------------   -------     -------     -------       ---------          --------
  Tax return of capital                                  -           -           -          (  .04)                -
------------------------------------------------   -------     -------     -------       ---------          --------
  TOTAL DISTRIBUTIONS                                ( .16)      ( .28)      ( .15)         (  .34)           (  .35)
------------------------------------------------   -------     -------     -------       ---------          --------
NET ASSET VALUE, END OF PERIOD                     $  8.91     $  8.86     $  8.11       $    7.12          $  10.26
------------------------------------------------   -------     -------     -------       ---------          --------
Total Return (%)                                      2.37       12.85       16.23          (27.99)(b)          9.32 (b)
------------------------------------------------   -------     -------     -------       ---------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------     --------
Net assets, end of period ($ millions)                   1           4           3             .27               .42
------------------------------------------------   -------     -------     -------       ---------          --------
Ratio of expenses before expense reductions (%)        .61         .60         .57             .75               .68
-------------------------------------------------  -------     -------     -------       ---------          --------
Ratio of expenses after expense reductions (%)         .61         .60         .57             .71               .61
-------------------------------------------------  -------     -------     -------       ---------          --------
Ratio of net investment income (%)                    1.90        1.87        2.63            2.76              2.89
-------------------------------------------------  -------     -------     -------       ---------          --------
Portfolio turnover rate (%)                            137         251         204             276               188
-------------------------------------------------  -------     -------     -------       ---------          --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

DWS GLOBAL INCOME BUILDER FUND - CLASS S

                                                                            YEARS ENDED OCTOBER 31,
                                                     2011        2010          2009              2008              2007
                                                  ----------  ----------  --------------  -----------------  ----------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------           -                 -                 -
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.85     $  8.10      $   7.11         $   10.25          $   9.71
------------------------------------------------   -------     -------      --------         ---------          --------
Income (loss) from investment operations:
  Net investment income(a)                             .16         .14           .18               .25               .28
------------------------------------------------   -------     -------      --------         ---------          --------
  Net realized and unrealized gain (loss)              .04         .87           .95            (3.06)              .60
------------------------------------------------   -------     -------      --------         ---------          --------
  TOTAL FROM INVESTMENT OPERATIONS                     .20        1.01          1.13            (2.81)              .88
------------------------------------------------   -------     -------      --------         ---------          --------
Less distributions from:
  Net investment income                              ( .14)      ( .19)        ( .14)           (  .24)           (  .34)
------------------------------------------------   -------     -------      --------         ---------          --------
  Net realized gains                                     -       ( .07)            -            (  .05)                -
------------------------------------------------   -------     -------      --------         ---------          --------
  Tax return of capital                                  -           -             -            (  .04)                -
------------------------------------------------   -------     -------      --------         ---------          --------
  TOTAL DISTRIBUTIONS                                ( .14)      ( .26)        ( .14)           (  .33)           (  .34)
------------------------------------------------   -------     -------      --------         ---------          --------
NET ASSET VALUE, END OF PERIOD                     $  8.91     $  8.85      $   8.10         $    7.11          $  10.25
------------------------------------------------   -------     -------      --------         ---------          --------
Total Return (%)                                      2.20       12.84         16.17 (b)        (28.11)(b)          9.17 (b)
------------------------------------------------   -------     -------      --------         ---------          --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------    --------         ---------          --------
Net assets, end of period ($ millions)                 241         258           251               245               393
------------------------------------------------   -------     -------      --------         ---------          --------
Ratio of expenses before expense reductions (%)        .73         .77           .80               .79               .73
-------------------------------------------------  -------     -------      --------         ---------          --------
Ratio of expenses after expense reductions (%)         .73         .77           .72               .77               .73
-------------------------------------------------  -------     -------      --------         ---------          --------
Ratio of net investment income (%)                    1.78        1.70          2.48              2.70              2.78
-------------------------------------------------  -------     -------      --------         ---------          --------
Portfolio turnover rate (%)                            137         251           204               276               188
-------------------------------------------------  -------     -------      --------         ---------          --------

(a)        Based on average shares outstanding during the period.
(b)        Total return would have been lower had certain expenses not been reduced.

                                       29
PROSPECTUS April 24, 2012                                 Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%.
The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees, if any, were shown, the "Hypothetical Year-End Balance After Fees and
Expenses" amounts shown would be lower and the "Annual Fees and Expenses"
amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

DWS GLOBAL INCOME BUILDER FUND - CLASS A

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         0.96%        -1.94%      $  9,805.77     $   667.31
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         0.96%         2.02%      $ 10,201.92     $    96.04
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         0.96%         6.14%      $ 10,614.08     $    99.92
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         0.96%        10.43%      $ 11,042.89     $   103.95
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         0.96%        14.89%      $ 11,489.02     $   108.15
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         0.96%        19.53%      $ 11,953.18     $   112.52
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         0.96%        24.36%      $ 12,436.09     $   117.07
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         0.96%        29.39%      $ 12,938.51     $   121.80
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         0.96%        34.61%      $ 13,461.22     $   126.72
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         0.96%        40.05%      $ 14,005.05     $   131.84
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 1,685.31
---                                                                  ----------

                                       30
PROSPECTUS April 24, 2012                                             Appendix

DWS GLOBAL INCOME BUILDER FUND - CLASS B

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.92%         3.08%       $ 10,308.00    $   194.96
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.92%         6.25%       $ 10,625.49    $   200.96
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.92%         9.53%       $ 10,925.75    $   207.15
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.92%        12.90%       $ 11,290.10    $   213.53
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.92%        16.38%       $ 11,637.83    $   220.11
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.92%        19.96%       $ 11,996.28    $   226.89
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.96%        24.81%       $ 12,480.93    $   117.49
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.96%        29.85%       $ 12,985.16    $   122.24
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.96%        35.10%       $ 13,509.76    $   127.18
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.96%        40.56%       $ 14,055.55    $   132.31
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,762.81
---                                                                  ----------

DWS GLOBAL INCOME BUILDER FUND - CLASS C

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         1.78%         3.22%       $ 10,322.00    $   180.87
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.78%         6.54%       $ 10,654.37    $   186.69
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.78%         9.97%       $ 10,997.44    $   192.70
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.78%        13.52%       $ 11,351.56    $   198.91
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.78%        17.17%       $ 11,717.08    $   205.31
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.78%        20.94%       $ 12,094.37    $   211.92
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.78%        24.84%       $ 12,483.81    $   218.75
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.78%        28.86%       $ 12,885.78    $   225.79
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.78%        33.01%       $ 13,300.71    $   233.06
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.78%        37.29%       $ 13,728.99    $   240.56
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,094.55
---                                                                  ----------

                                       31
PROSPECTUS April 24, 2012                                             Appendix

DWS GLOBAL INCOME BUILDER FUND - INSTITUTIONAL CLASS

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         0.64%         4.36%       $ 10,436.00     $  65.40
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.64%         8.91%       $ 10,891.01     $  68.25
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.64%        13.66%       $ 11,365.86     $  71.22
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.64%        18.61%       $ 11,861.41     $  74.33
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.64%        23.79%       $ 12,378.57     $  77.57
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.64%        29.18%       $ 12,918.27     $  80.95
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.64%        34.82%       $ 13,481.51     $  84.48
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.64%        40.69%       $ 14,069.30     $  88.16
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.64%        46.83%       $ 14,682.72     $  92.01
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.64%        53.23%       $ 15,322.89     $  96.02
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 798.38
---                                                                   --------

DWS GLOBAL INCOME BUILDER FUND - CLASS S

            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------

   1          5.00%         0.76%         4.24%       $ 10,424.00     $  77.61
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.76%         8.66%       $ 10,865.98     $  80.90
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.76%        13.27%       $ 11,326.70     $  84.33
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.76%        18.07%       $ 11,806.95     $  87.91
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.76%        23.08%       $ 12,307.56     $  91.64
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.76%        28.29%       $ 12,829.40     $  95.52
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.76%        33.73%       $ 13,373.37     $  99.57
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.76%        39.40%       $ 13,940.40     $ 103.79
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.76%        45.31%       $ 14,531.47     $ 108.19
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.76%        51.48%       $ 15,147.61     $ 112.78
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 942.25
---                                                                   --------

ADDITIONAL INDEX INFORMATION

S&P TARGET RISK MODERATE INDEX is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate
Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

RUSSELL 1000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell
3000 Index.

BARCLAYS U.S. AGGREGATE BOND INDEX is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

                                       32
PROSPECTUS April 24, 2012                                             Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below.
SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at
www.sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.

You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in
Washington, D.C. Information on the operation of the SEC's Public Reference
Room may be obtained by calling the SEC at (202) 551-8090.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.

CONTACT INFORMATION

DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A, B, C or Institutional Class: (800)
                  621-1048
                  Class S: (800) 728-3337
SEC               Public Reference Section
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Market Trust
                  DWS Global Income Builder Fund
                  811-01236

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

(04/24/12) DGIBF-1